UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada	333-198769-01	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Limited Partnership

874 Sinclair Road

Oakville, Ontario L6K 2Y1

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

(f/k/a New Red Canada Limited Partnership and New Red Canada Partnership)

c/o Burger King Worldwide, Inc.

5505 Blue Lagoon Drive

Miami, FL 33126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On December 12, 2014, pursuant to the Arrangement Agreement and Plan of Merger (the “Arrangement Agreement”), dated as of August 26, 2014, by and among Tim Hortons Inc., a company organized under the laws of Canada (“Tim Hortons”), Burger King Worldwide, Inc., a Delaware corporation (“Burger King Worldwide”), Restaurant Brands International Inc., a corporation continued under the laws of Canada (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company) (the “Company”), Restaurant Brands International Limited Partnership, a limited partnership organized under the laws of Ontario and a subsidiary of the Company (f/k/a New Red Canada Limited Partnership and New Red Canada Partnership) (“Partnership”), Blue Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Partnership (“Merger Sub”), and 8997900 Canada Inc., a corporation organized under the laws of Canada and a wholly-owned subsidiary of Partnership (“Amalgamation Sub”), Amalgamation Sub acquired all of the outstanding shares of Tim Hortons pursuant to a plan of arrangement under section 192 of the Canada Business Corporations Act, which resulted in Tim Hortons becoming an indirect subsidiary of both the Company and Partnership (the “Arrangement”) and Merger Sub merged with and into Burger King Worldwide, with Burger King Worldwide surviving the merger as an indirect subsidiary of both the Company and Partnership (the “Merger” and, together with the Arrangement, the “Transactions”).

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

Overview

As previously disclosed, two subsidiaries (the “Borrowers”) of the Company entered into a credit agreement, dated as of October 27, 2014 (the “Credit Agreement”), pursuant to which JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and other lenders agreed to provide (i) a senior secured term loan facility in an aggregate principal amount of $6,750 million (the “Term Loan Facility”) and (ii) a senior secured revolving credit facility in an aggregate principal amount of $500 million (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Credit Facilities”). The proceeds of the Term Loan Facility were funded into escrow on October 27, 2014 pending the consummation of the Transactions.

As described herein, the Transactions were consummated on December 12, 2014 and, as a result, the proceeds of the Term Loan Facility were released from escrow. Such funds were used to finance a portion of the Transactions, refinance certain existing indebtedness of Burger King Worldwide and its subsidiaries and Tim Hortons and its subsidiaries, pay fees and expenses incurred in connection with the Transactions, provide ongoing working capital and for other general corporate purposes of the Borrowers and their subsidiaries.

By virtue of the Transactions, Burger King Worldwide and Tim Hortons became indirect, wholly owned subsidiaries of one of the two Borrowers. Pursuant to a guaranty dated as of December 12, 2014 (the “Credit Guaranty”), the obligations under the Credit Facilities were guaranteed on a senior secured basis, jointly and severally, by the direct parent company of one of the Borrowers and substantially all of its Canadian and U.S. subsidiaries (the “Credit Guarantors”), including Burger King Worldwide, Tim Hortons and substantially all of their respective Canadian and U.S. subsidiaries.

Interest Rate

At the Borrowers’ option, the interest rates applicable to loans under the Credit Facilities will be based on a fluctuating rate of interest determined by reference to either (i) a base rate determined by reference to the highest of (a) the “prime rate” of JPMorgan Chase Bank, N.A., (b) the federal funds rate plus 0.50% and (c) the Eurocurrency rate applicable for an interest period of one month plus 1.00%, plus an applicable margin equal to (x) 2.50% in the case of the loans under the Term Loan Facility or (y) 2.00% in the case of the loans under the Revolving Credit Facility or (ii) a Eurocurrency rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin equal to (x) 3.50% in the case of the loans under the Term Loan Facility or (y) 2.00% in the case of the loans under the Revolving Credit Facility. Borrowings under the Term Loan Facility will be subject to a floor of 1.00% in the case of Eurocurrency loans. The applicable margin for loans under the Revolving Credit Facility will be adjusted after the completion of the Borrowers’ first full fiscal quarter after the closing of the Transactions based upon the Borrowers’ first lien senior secured leverage ratio.

Maturity and Amortization

The Term Loan Facility has a seven-year maturity and the Revolving Credit Facility has a five-year maturity. The principal amount of the Term Loan Facility amortizes in quarterly installments, commencing with the second quarter following the consummation of the Transactions, in an amount equal to 0.25% of the original principal amount of the Term Loan Facility, with the balance payable at maturity.

Security

The Borrowers and the Credit Guarantors entered into Canadian and U.S. security agreements, as applicable (the “Security Agreements”), each dated as of December 12, 2014, in favor of JPMorgan Chase Bank, N.A., as collateral agent. Pursuant to the Security Agreements, amounts borrowed under the Credit Facilities are secured on a first priority basis by a perfected security interest in substantially all of the present and future property (subject to certain exceptions) of each Credit Guarantor and each Borrower.

Certain Covenants and Events of Default

The Credit Facilities contain a number of customary affirmative and negative covenants that, among other things, will limit or restrict the ability of the Borrowers and certain of their subsidiaries to: incur additional indebtedness; make investments; incur liens; engage in mergers, consolidations, liquidations and dissolutions (other than pursuant to the Transactions); sell assets; pay dividends and make other payments in respect of capital stock; make investments, loans and advances; pay or modify the terms of certain indebtedness; engage in certain transactions with affiliates; enter into negative pledge clauses and clauses restricting subsidiary distributions; and change their line of business.

In addition, the Borrowers will be required to not exceed a specified first lien senior secured leverage ratio in the event the sum of the amount of letters of credit in excess of $50,000,000 (other than those that are cash collateralized), any loans under the Revolving Credit Facility and any swingline loans outstanding as of the end of any fiscal quarter exceed 30.00% of the commitments under the Revolving Credit Facility.

The Credit Facilities contain customary events of default, including nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; violation of certain covenants; cross-default to material indebtedness; bankruptcy events; inability to pay debts or attachment; material unsatisfied judgments; actual or asserted invalidity of any security document; and a change of control. The Borrowers’ ability to borrow under the Credit Facilities will be dependent on, among other things, its compliance with the above-described first lien senior secured leverage ratio, if applicable. Failure to comply with this ratio or the other provisions of the Credit Facilities (subject to certain grace periods) could, absent a waiver or an amendment from the lenders under such agreement, restrict the availability of the Revolving Credit Facility and permit the acceleration of all outstanding borrowings under the Credit Agreement.

Certain Relationships

The lenders under the Credit Facilities and their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Credit Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference, and the Credit Guaranty, a copy of which is attached hereto as Exhibit 10.2 hereto and incorporated herein by reference.

Indenture

Overview

As previously disclosed, two subsidiaries (the “Issuers”) of the Company entered into an indenture, dated as of October 8, 2014 (the “Indenture”), by and among the Issuers and Wilmington Trust, National Association, as trustee and as collateral agent, in connection with the issuance and sale by the Issuers to Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and certain other initial purchasers of $2.25 billion aggregate principal amount of 6.00% Second Lien Senior Secured Notes due 2022 (the “Notes”). Proceeds from the issuance of the Notes were deposited into escrow on October 27, 2014 pending the consummation of the Transactions.

As described herein, the Transactions were consummated on December 12, 2014 and, as a result, the proceeds of the issuance were released from escrow. Such funds were used to finance a portion of the Transactions and to pay related fees and expenses.

Interest; Ranking; Guarantees; Security

The Notes will mature on April 1, 2022, and bear interest at a rate of 6.00% per annum, payable semi-annually in cash in arrears on April 1 and October 1 of each year, beginning on April 1, 2015.

The Notes are second lien senior secured obligations and rank pari passu in right of payment to all of the Issuers’ existing and future senior indebtedness, effectively senior in right of payment to the Issuers’ existing and future senior unsecured indebtedness, to the extent of the value of the collateral securing the Notes and senior in right of payment to all of the Issuers’ existing and future subordinated indebtedness.

By virtue of the Transactions, Burger King Worldwide and Tim Hortons became indirect, wholly-owned subsidiaries of one of the two Issuers. As of December 12, 2014, the Notes were guaranteed (the “Notes Guarantees”) on a senior secured basis, jointly and severally, by the Issuers and substantially all of their Canadian and U.S. subsidiaries (the “Note Guarantors”), including Burger King Worldwide, Tim Hortons and substantially all of their respective Canadian and U.S. subsidiaries.

Each Notes Guarantee ranks pari passu in right of payment with the applicable Note Guarantor’s existing and future senior debt, ranks effectively senior in right of payment to such Note Guarantor’s existing and future senior unsecured debt, to the extent of the value of the collateral securing the Notes and ranks senior in right of payment to all of such Note Guarantor’s existing and future subordinated indebtedness.

The Notes and the Notes Guarantees are secured by a second-priority lien, subject to certain exceptions and permitted liens, on all of the Issuers’ and the Note Guarantors’ present and future property that secures the Issuers’ senior secured credit facilities and any outstanding Tim Hortons Notes (as defined below), to the extent of the value of the collateral securing such first-priority senior secured debt. The Notes and the Notes Guarantees will be structurally subordinated to all existing and future liabilities of the Issuers’ non-guarantor subsidiaries.

Optional Redemption

The Issuers may redeem some or all of the Notes at any time prior to October 1, 2017 at a price equal to 100% of the principal amount of the Notes redeemed plus a “make whole” premium and, at any time on or after October 1, 2017, at the redemption prices set forth in the Indenture. In addition, at any time prior to October 1, 2017, up to 40% of the aggregate principal amount of the Notes may be redeemed with the net proceeds of certain equity offerings, at the redemption price specified in the Indenture.

In connection with any tender offer for the Notes, including a change of control offer or an asset sale offer, the Issuer will have the right to redeem the Notes at a redemption price equal to the amount offered in that tender offer if not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in such tender offer.

Change of Control

If the Issuer experiences a change of control, the holders of the Notes will have the right to require the Issuers to offer to repurchase the Notes at a purchase price equal to 101% of their aggregate principal amount plus accrued and unpaid interests and Additional Amounts (as defined in the Indenture), if any, to the date of such repurchase.

Covenants and Events of Default

The terms of the Indenture, among other things, limit the ability of the Issuers and its restricted subsidiaries to (i) incur additional indebtedness and guarantee indebtedness; (ii) create liens or use assets as security in other transactions; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) merge or consolidate, or sell, transfer, lease or dispose of substantially all of the Issuers’ assets; (vi) enter into transactions with affiliates; (vii) sell or transfer certain assets; and (viii) agree to certain restrictions on the ability of restricted subsidiaries to make payments to us. These covenants are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, filed as Exhibit 4.1 hereto and incorporated herein by reference, and the first supplemental indenture thereto, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Securities Purchase Agreement

In connection with the Transactions, Berkshire Hathaway Inc. (“Berkshire”) and the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which Berkshire purchased for an aggregate purchase price of $3 billion (a) Class A 9% cumulative compounding perpetual voting preferred shares of the Company (the “Preferred Shares”) and (b) a warrant (the “Warrant”) to purchase common shares of the Company, at an exercise price of $0.01 per common share of the Company, representing 1.75% of the fully-diluted common shares of the Company as of the closing of the Transactions, including the common shares of the Company issuable upon the exercise of the Warrant, upon the terms and subject to the conditions set forth therein. Such securities were sold on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and applicable exemptions from the prospectus requirements of applicable Canadian securities laws. The Warrant may be exercised until the fifth anniversary of the closing of the Transactions. Berkshire has agreed in the Securities Purchase Agreement that, until the fifth anniversary of the original issuance date of the Preferred Shares, it may not transfer them without the consent of the holders of at least 25% of the Company’s common shares (except to a subsidiary in which it directly or indirectly owns at least 80% of the equity interests). On or after such fifth anniversary, Berkshire (or any such subsidiary) may transfer the Preferred Shares provided that any such transfer must be in minimum increments of at least $600,000,000 of aggregate liquidation value. The proceeds from the Securities Purchase Agreement were used to finance a portion of the Transactions.

Berkshire has informed the Company that it intends to exercise the Warrant promptly following the closing of the Transactions.

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement with Berkshire. Pursuant to the registration rights agreement, Berkshire can cause the Company to register its common shares under the Securities Act and, if requested, to maintain a shelf registration statement effective with respect to such shares. Berkshire will be entitled to participate on a pro rata basis in such registration. Berkshire will also be entitled to participate on a pro rata basis in any registration of the Company’s common shares under the Securities Act that it may undertake, whether or not caused by Berkshire, subject to certain limitations and exceptions.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 4.3.

In connection with the Transactions, the Company and Partnership assumed Burger King Worldwide’s obligations under registration rights agreements with certain former shareholders of Burger King Worldwide.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Arrangement Agreement, on December 12, 2014, (a) Amalgamation Sub acquired all of the outstanding shares of Tim Hortons pursuant to a plan of arrangement under Canadian law and (b) Merger Sub merged with and into Burger King Worldwide, with Burger King Worldwide as the surviving corporation in the merger. Upon completion of the Transactions, both Tim Hortons and Burger King Worldwide became indirect subsidiaries of the Company and Partnership. The Company became the general partner of Partnership and currently owns a majority interest (by vote and value) in Partnership, which is represented by common units and preferred units of Partnership. As a result, the Company is entitled to distributions from Partnership that generally correspond to dividends and distributions that are paid by the Company in respect of common shares and preferred shares (including the Preferred Shares) of the Company that are issued and outstanding from time to time. The balance of the partnership units of Partnership are held by former holders of Burger King Worldwide common stock in the form of newly issued Partnership exchangeable units.

Pursuant to the Arrangement, each holder of a Tim Hortons common share was entitled to receive C$65.50 in cash and 0.8025 newly issued common shares of the Company in exchange for each Tim Hortons common share held by such shareholder, unless such Tim Hortons shareholder either (i) made an election to receive cash, which entitled such shareholder to receive C$88.50 in cash in exchange for each Tim Hortons common share held by such shareholder, or (ii) made an election to receive common shares of the Company, which entitled such shareholder to receive 3.0879 newly issued common shares of the Company in exchange for each Tim Hortons common share held by such shareholder, in each case, subject to proration in accordance with the Arrangement.

Pursuant to the Arrangement Agreement, each share of Burger King Worldwide common stock outstanding immediately prior to the effective time of the Merger was converted into the right to receive: (i) if no exchangeable election was made with respect to such common stock, 0.99 newly issued common shares of the Company and 0.01 newly issued Partnership exchangeable units, and (ii) if an election to receive consideration solely in the form of Partnership exchangeable units was made with respect to such common stock, one Partnership exchangeable unit, in each case, subject to proration as set forth in the Arrangement Agreement. The election to receive the Partnership exchangeable unit consideration was subject to allocation procedures designed to ensure that the fair market value of the Company’s interest in Partnership was not less than 50.1% of the fair market value of all equity interests in Partnership as of the date on which the Transactions were completed.

Pursuant to the terms of the limited partnership agreement of Partnership, each Partnership exchangeable unit is entitled to distributions from Partnership in an amount equal to any dividends or distributions that are declared and payable in respect of a common share of the Company. Each exchangeable unit holder will also have the benefit of a voting trust agreement, pursuant to which a trustee will hold a special voting share in the Company (the “Special Voting Share”) that will entitle the trustee to a number of votes equal to the number of Partnership exchangeable units outstanding on all matters submitted to a vote of the common shareholders of the Company, and each holder of Partnership exchangeable units will have the right to instruct the trustee to cast that number of votes in respect of the special voting share which is equal to the number of exchangeable units held by the holder. From and after the one-year anniversary of the completion of the Transactions, each holder of a Partnership exchangeable unit will have the right to require Partnership to exchange all or any portion of such holder’s Partnership exchangeable units for Company common shares at a ratio of one Company common share for each Partnership exchangeable unit, subject to the right of the Company, in its capacity as the general partner of Partnership, to cause Partnership to repurchase the partnership exchangeable units for cash (in an amount determined in accordance with the terms of the limited partnership agreement).

The definitive joint information statement/circular of Burger King Worldwide and Tim Hortons, dated as of November 5, 2014, that forms a part of the Registration Statement on Form S-4 originally filed by the Company and Partnership on September 16, 2014 contains additional information about the Transactions and the other transactions contemplated by the Arrangement Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Burger King Worldwide and Tim Hortons in the Transactions.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to Burger King Worldwide. As a result, the Company’s common shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company’s common shares were approved for listing on (a) the New York Stock Exchange (“NYSE”) under the symbol “QSR” and (b) the Toronto Stock Exchange (“TSX”) under the symbol “QSR.” The common shares of the Company will begin trading on the NYSE and the TSX on December 15, 2014. In addition, the Partnership exchangeable units are deemed to be registered under Section 12(b) of the Exchange Act, and the Partnership is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Partnership exchangeable units were also approved for listing on the TSX under the symbol “QSP.” The Partnership exchangeable units will begin trading on the TSX on December 15, 2014.

The foregoing description of the Arrangement Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference, the Plan of Arrangement filed herewith as Exhibit 2.2 and incorporated herein by reference, the Partnership Agreement (as defined below) filed as Exhibit 3.5 hereto and incorporated herein by reference and the voting trust agreement filed as Exhibit 3.6 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Facilities and the issuance of the Notes is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Securities Purchase Agreement is incorporated by reference into this Item 3.02.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Directors of the Company

In connection with the Transactions, on December 12, 2014, the following individuals were appointed as members of the Company’s board of directors, effective immediately following the consummation of the Transactions: Alexandre Behring, Marc Caira, Martin Franklin, Paul Fribourg, John Lederer, Thomas Milroy, Alan Parker, Daniel Schwartz, Carlos Alberto da Veiga Sicupira, Alexandre Van Damme and Roberto Moses Thompson Motta. Mr. Behring has been designated as chairman of the board and Mr. Caira has been designated vice chairman of the board.

Pursuant to the Arrangement Agreement, three directors of the Company were designated by Tim Hortons prior to the closing of the Transactions and the remaining eight were designated by Burger King Worldwide. There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Arrangement Agreement.

Additional biographical information with respect to each Director of the Company is included in Burger King Worldwide’s Definitive Proxy Statement filed with the SEC on April 2, 2014 and Tim Hortons Form 10-K/A for the year ended December 31, 2013 filed with the SEC on March 21, 2014.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2014, the Company filed Articles of Continuance, which are deemed to be the Articles of Incorporation of the Company, to continue from British Columbia into the Canadian federal jurisdiction. Effective on December 8, 2014, the Company changed its name from “9060669 Canada Inc.” to “Restaurant Brands International Inc.” pursuant to the filing of Articles of Amendment. On December 11, 2014, in connection with the consummation of the Transactions, the Company (i) filed Articles of Amendment, increasing the authorized capital of the Company by the creation of the Preferred Shares and the Special Voting Share having the rights, privileges, restrictions and conditions set forth therein, and (ii) adopted new By-Laws. The Articles of Continuance, the Articles of Amendment and By-Laws of the Company are attached hereto as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated herein by reference.

Effective on December 8, 2014, the Partnership changed its name from “New Red Canada Limited Partnership” to “Restaurant Brands International Limited Partnership.” On December 11, 2014, in connection with the consummation of the Transactions, the partnership agreement (the “Partnership Agreement”) of Partnership was amended and restated, and such amended partnership agreement is attached hereto as Exhibit 3.5 and incorporated herein by reference.

Item 8.01. Other Events.

On December 12, 2014, Tim Hortons, Burger King Worldwide and the Company issued a joint press release announcing the completion of the Transactions, which is attached as Exhibit 99.1 hereto, and is incorporated into this report by reference.

In connection with the Transactions, affiliates of Burger King Worldwide completed their full redemption of (i) the 9 7⁄8% Senior Notes due 2018 of Burger King Corporation (as successor to Blue Acquisition Sub, Inc.) and (ii) the 11% Senior Discount Notes due 2015 of Burger King Capital Holdings, LLC and Burger King Capital Finance, Inc., on December 12, 2014.

Tim Hortons has outstanding (i) Cdn$300,000,000 aggregate principal amount of 4.20% Senior Unsecured Notes, Series 1, due June 1, 2017, (ii) Cdn$450,000,000 aggregate principal amount of 4.20% Senior Unsecured Notes, Series 2, due 2017, (iii) 4.52% Senior Unsecured Notes, Series 3, due 2023 and (iv) Cdn$450,000,000 aggregate principal amount of 2.85% Senior Unsecured Notes due 2019 (collectively, the “Tim Hortons Notes”). On December 12, 2014, Tim Hortons commenced change of control offers to repurchase for cash any and all of the outstanding Tim Hortons Notes. These change of control offers are required by virtue of the change of control of Tim Hortons in connection with the Transactions and the associated downgrading of DBRS Limited’s rating on each series of these notes below an investment grade rating. The consideration being offered for Tim Hortons Notes properly tendered is an amount in cash equal to 101% of the principal amount of such tendered Tim Hortons Notes together with accrued and unpaid interest thereon, if any, to the date on which they are accepted for purchase and payment.

For so long as any assets (the “Tim Hortons Property”) of Tim Hortons or any person required to be a guarantor (the “Tim Hortons Note Guarantor”) under the indenture governing the Tim Hortons Notes (the “Tim Hortons Indenture”) secure any borrowed money, the negative pledge in the Tim Hortons Indenture (the “Negative Pledge”) requires, subject to certain limited exceptions, that the Tim Hortons Notes be secured on an equal basis with respect to such Tim Hortons Property. As a result, Tim Hortons and the Tim Hortons Note Guarantor will secure the Tim Hortons Notes on an equal basis with any lien on Tim Hortons Property securing obligations under the Credit Agreement or any other first priority obligations to the extent and for so long as required under the Negative Pledge. Any lien on Tim Hortons Property securing obligations under the Tim Hortons Indenture or any other second priority obligations will rank junior to the corresponding liens on that Tim Hortons Property that secure the Tim Hortons Notes; provided that, if at any time there exist no liens on the Tim Hortons Property securing first priority obligations, the Tim Hortons and the Tim Hortons Note Guarantor will secure the Tim Hortons Notes on an equal basis with any lien on Tim Hortons Property securing obligations under the Tim Hortons Indenture or any other second priority obligations to the extent and for so long as required under the Negative Pledge.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement and Plan of Merger, dated as of August 26, 2014, by and among Tim Hortons Inc., Burger King Worldwide, Inc., Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company), Restaurant Brands International Limited Partnership (f/k/a New Red Canada Limited Partnership and New Red Canada Partnership), Blue Merger Sub, Inc. and 8997900 Canada Inc. (incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

2.2	Plan of Arrangement of Tim Hortons Inc.

3.1	Articles of Continuance of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.2	Articles of Amendment of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.3	Articles of Amendment of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.4	Amended and Restated By-Law 1 of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.5	Amended and Restated Limited Partnership Agreement of Restaurant Brands International Limited Partnership (f/k/a New Red Canada Limited Partnership and New Red Canada Partnership).

3.6	Voting Trust Agreement, dated as of December 12, 2014, between Restaurant Brands International Inc., Restaurant Brands International Limited Partnership and Computershare Trust Company of Canada, as trustee.

4.1	Indenture, dated as of October 8, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

4.2	First Supplemental Indenture, dated as of December 12, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent, to the Indenture, dated as of October 8, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.3	Securities Purchase Agreement, dated as of August 26, 2014, between Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company) and Berkshire Hathaway Inc., as amended by Amendment to Securities Purchase Agreement dated as of December 1, 2014.

10.1	Credit Agreement, dated as of October 27, 2014, among 1011778 B.C. Unlimited Liability Company, as the parent borrower, New Red Finance, Inc., as the subsidiary borrower, 1013421 B.C. Unlimited Liability Company, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and swing line lender and each l/c issuer and lender from time to time party thereto (incorporated herein by reference to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

10.2	Guaranty, dated as of December 12, 2014, among 1013421 B.C. Unlimited Liability Company, certain subsidiaries of its subsidiaries and JPMorgan Chase Bank, N.A.

99.1	Press release issued by Tim Hortons Inc., Burger King Worldwide, Inc. and Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company) on December 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Restaurant Brands International Limited Partnership By: Restaurant Brands International Inc., its general partner
/s/ Jill Granat
Date: December 12, 2014	Name: Jill Granat
Title: Authorized Signatory

Exhibit Index

Exhibit No.	Description

2.1	Arrangement Agreement and Plan of Merger, dated as of August 26, 2014, by and among Tim Hortons Inc., Burger King Worldwide, Inc., Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company), Restaurant Brands International Limited Partnership (f/k/a New Red Canada Limited Partnership and New Red Canada Partnership), Blue Merger Sub, Inc. and 8997900 Canada Inc. (incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

2.2	Plan of Arrangement of Tim Hortons Inc.

3.1	Articles of Continuance of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.2	Articles of Amendment of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.3	Articles of Amendment of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.4	Amended and Restated By-Law 1 of Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company).

3.5	Amended and Restated Limited Partnership Agreement of Restaurant Brands International Limited Partnership (f/k/a New Red Canada Limited Partnership and New Red Canada Partnership).

3.6	Voting Trust Agreement, dated as of December 12, 2014, between Restaurant Brands International Inc., Restaurant Brands International Limited Partnership and Computershare Trust Company of Canada, as trustee.

4.1	Indenture, dated as of October 8, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

4.2	First Supplemental Indenture, dated as of December 12, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent, to the Indenture, dated as of October 8, 2014, by and among 1011778 B.C. Unlimited Liability Company, as issuer, New Red Finance, Inc., as co-issuer, the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.3	Securities Purchase Agreement, dated as of August 26, 2014, between Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company) and Berkshire Hathaway Inc., as amended by Amendment to Securities Purchase Agreement dated as of December 1, 2014.

10.1	Credit Agreement, dated as of October 27, 2014, among 1011778 B.C. Unlimited Liability Company, as the parent borrower, New Red Finance, Inc., as the subsidiary borrower, 1013421 B.C. Unlimited Liability Company, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and swing line lender and each l/c issuer and lender from time to time party thereto (incorporated herein by reference to the Registration Statement on Form S-4 originally filed by the Company and the Partnership on September 16, 2014).

10.2	Guaranty, dated as of December 12, 2014, among 1013421 B.C. Unlimited Liability Company, certain subsidiaries of its subsidiaries and JPMorgan Chase Bank, N.A.

99.1	Press release issued by Tim Hortons Inc., Burger King Worldwide, Inc. and Restaurant Brands International Inc. (f/k/a 9060669 Canada Inc. and 1011773 B.C. Unlimited Liability Company) on December 12, 2014.